UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):           October 6, 2005
                                                       -------------------------


                        SCHNITZER STEEL INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           OREGON                   0-22496                   93-0341923
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


      3200 N.W. Yeon Ave.
      P.O. Box  10047
      Portland, OR                                           97296-0047
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code:          (503) 224-9900
                                                      --------------------------


                                   NO CHANGE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition


     On October 6, 2005, Schnitzer Steel Industries, Inc. issued a press release announcing financial results for the fiscal year ended August 31, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.







                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SCHNITZER STEEL INDUSTRIES, INC.
                                           (Registrant)






Date: October 6, 2005                      By: /s/ Gregory J. Witherspoon
     ----------------------                    ---------------------------------
                                               Gregory J. Witherspoon
                                               Interim Chief Financial Officer